Exhibit 1.1

[*] Shares

BAUSCH + LOMB CORPORATION

COMMON SHARES

UNDERWRITING AGREEMENT

[*], 202[*]

[*], 2022

Morgan Stanley & Co. LLC

Goldman Sachs & Co. LLC

c/o	Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

c/o	Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282-2198

Ladies and Gentlemen:

1261229 B.C. Ltd., a limited company incorporated under the laws of the Province of British Columbia, a shareholder (the “Selling Shareholder”) of Bausch + Lomb Corporation, a corporation incorporated under the laws of Canada (the “Company”), proposes to sell to the several Underwriters named in Schedule I hereto (the “Underwriters”), for whom Morgan Stanley & Co. LLC (“Morgan Stanley”) and Goldman Sachs & Co. LLC (“Goldman”) are acting as representatives (the “Representatives”), an aggregate of [*] common shares (the “Common Shares”) of the Company (the “Firm Shares”).

The Selling Shareholder also proposes to sell to the several Underwriters not more than an additional [*] common shares of the Company (the “Additional Shares”) if and to the extent that the Representatives shall have determined to exercise, on behalf of the Underwriters, the right to purchase such Additional Shares granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.”

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-[*]), including a preliminary prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement.”

The Company has prepared and filed a preliminary base PREP prospectus [and an amended and restated preliminary base PREP prospectus] relating to the Shares (the “Canadian Preliminary Prospectus”) with the Ontario Securities Commission (the “OSC”) and with the securities commissions or other securities regulatory authorities (collectively with the OSC, the “Canadian Securities Commissions”) in each of the provinces and territories of Canada (except the Province of Quebec) (the “Canadian Qualifying Jurisdictions”) in accordance with National Instrument 41-101 General Prospectus Requirements (“NI 41-101”) pursuant to the procedures provided for under Multilateral Instrument 11-102 Passport System and National Policy 11-202 Process for Prospectus Reviews in Multiple Jurisdictions (collectively, the “Passport System”) and National Instrument 44-103 Post-Receipt Pricing (“NI 44-103” and, collectively with the Passport System, the “PREP Procedures”). The OSC has issued a receipt for the Canadian Preliminary Prospectus (the “Preliminary Receipt”), which, in accordance with the Passport System, also evidences the deemed issuance of a receipt by each of the other Canadian Securities Commissions. The Company has also prepared and filed with the OSC and the other Canadian Securities Commissions a final base PREP prospectus relating to the Shares (the “Canadian Final Prospectus”), which omits the PREP Information (as defined below), in accordance with NI 41-101 and the PREP Procedures. The OSC has issued a receipt for the Canadian Final Prospectus (the “Final Receipt”), which, in accordance with the Passport System, also evidences the deemed issuance of a receipt by each of the other Canadian Securities Commissions. The Company shall prepare and file with the OSC and the other Canadian Securities Commissions promptly after the execution and delivery of this Agreement a supplemented PREP prospectus (the “Canadian Supplemented Prospectus”) setting forth the PREP Information in accordance with Section 7(i) hereof. Each of the Canadian Final Prospectus and the Canadian Supplemented Prospectus includes the “Template Version” (as defined in NI 41-101) of any “Marketing Materials” (as defined in NI 41-101) included or incorporated by reference therein.

The prospectus in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “U.S. Prospectus.” The U.S. Prospectus and the Canadian Supplemented Prospectus are, collectively, hereinafter referred to as the “Prospectus”. If the Company has filed an abbreviated registration statement to register additional Common Shares pursuant to Rule 462(b) under the Securities Act (a “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.

For purposes of this Underwriting Agreement (this “Agreement”), “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “preliminary prospectus” shall mean each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted information pursuant to Rule 430A under the Securities Act that was used after such effectiveness and prior to the execution and delivery of this Agreement, “Time of Sale U.S. Prospectus” means the preliminary prospectus contained in the Registration Statement at the time of its effectiveness together with the documents and pricing information set forth in Schedule II hereto, “Time of Sale Prospectus” means, collectively, the Time of Sale U.S. Prospectus and the Canadian Final Prospectus, “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person and “PREP Information” means the information included in the Canadian Supplemented Prospectus that is omitted from the

Canadian Final Prospectus and which is deemed under the PREP Procedures to be incorporated by reference in the Canadian Final Prospectus as of the date of the Canadian Supplemented Prospectus. As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Canadian Preliminary Prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein from time to time. Unless the context otherwise requires, from and after the time the Canadian Supplemented Prospectus (containing the PREP Information) is filed with the Canadian Securities Commissions, any specific reference herein to the Canadian Final Prospectus shall be deemed to refer to the Canadian Final Prospectus as so supplemented.

The Arrangement Agreement, Employee Matters Agreement, Intellectual Property Matters Agreement, Master Separation Agreement, Real Estate Matters Agreement, Registration Rights Agreement, Transition Services Agreement and Tax Matters Agreement, each as described under the heading “Certain Relationships and Related Party Transactions” in the Time of Sale Prospectus and the Prospectus are referred to, collectively, as the “Transition Documents.”

1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

(a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose or pursuant to Section 8A under the Securities Act are pending before or threatened by the Commission; the Final Receipt has been obtained from the OSC in respect of the Canadian Final Prospectus and no order or action that would have the effect of ceasing or suspending the distribution of the Shares has been issued by any Canadian Securities Commission and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by any Canadian Securities Commission.

(b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain, as of the date of such amendment or supplement, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Canadian Final Prospectus when it was filed did not contain and, as amended, if applicable, will as of its date and when filed not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and as of its date and when filed contained, and, as amended, if applicable, will when filed contain, in each case, other than the PREP Information, full, true and plain disclosure of all material facts relating to the Company and the Shares as required by Canadian Securities Laws (as defined below), (iii) the Registration Statement and the U.S. Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iv) the Canadian Final Prospectus complies and, as amended or supplemented (including for greater certainty by the Canadian Supplemented Prospectus), will comply in all material respects with Canadian Securities Laws, (v) the Time of Sale U.S. Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the U.S. Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 5), the Time of Sale U.S. Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) each broadly available road show, if any, when considered together with the Time of Sale U.S. Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vii) as of its date, the Prospectus does not contain and, as amended or supplemented, if applicable, as of the date of such amendment or supplement, and as of the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and the Canadian Supplemented Prospectus will contain full, true and plain disclosure of all material facts relating to the Company and the Shares as required by Canadian Securities Laws, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriters through the Representatives consists of the Underwriter Information (as defined herein).

(c) The Company has complied with all applicable securities laws in each of the Canadian Qualifying Jurisdictions, including the respective rules and regulations made thereunder together with applicable published national and local instruments, policy statements, notices, blanket rulings and orders of the Canadian Securities Commissions, and all discretionary rulings and orders applicable to the Company, if any, of the Canadian Securities Commissions (collectively, “Canadian Securities Laws”) required to be complied with by the Company to qualify the distribution of the Shares through registrants registered in the applicable categories under Canadian Securities Laws in each of the Canadian Qualifying Jurisdictions, except for the filing of the Canadian Supplemented Prospectus.

(d) The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the applicable requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule

433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the applicable requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule II hereto, and electronic road shows, if any, each furnished to the Representatives before first use, the Company has not prepared, used or referred to, and will not, without the Representatives’ prior consent, prepare, use or refer to, any free writing prospectus.

(e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and has been duly qualified as a foreign corporation or other entity for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for such failures to be so qualified in any such jurisdiction as would not have a material adverse effect on the condition (financial or otherwise), earnings or business of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”); and, except as would not, individually or in the aggregate, have a Material Adverse Effect, each subsidiary of the Company has been duly organized and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation; each significant subsidiary of the Company (along with its jurisdiction of incorporation or formation) is listed on Exhibit 21.1 to the Registration Statement.

(f) This Agreement has been duly authorized, executed and delivered by the Company.

(g) Each Transition Document has been duly authorized by the Company.

(h) All necessary action has been taken by the Company to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby, including, as applicable, execution of the Canadian Preliminary Prospectus, the Canadian Final Prospectus and the Canadian Supplemented Prospectus, as well as any amendments to any of the foregoing, and the filing or delivery thereof under Canadian Securities Laws in each Canadian Qualifying Jurisdiction.

(i) All payments to be made by or on behalf of the Company or the Selling Shareholder under this Agreement will be made free and clear of, and without withholding or deduction for or on account of, any and all present and future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereinafter imposed, levied, collected, withheld or assessed under the federal laws of Canada, the laws of any province or the laws of any other jurisdiction in which the Company or the Selling

Shareholder, as applicable, is organized or incorporated, engaged in business or otherwise resident for tax purposes or has a permanent establishment or any political subdivision, authority or agency in or of any of the foregoing having power to tax (each, a “Relevant Taxing Jurisdiction”) (without the necessity of obtaining any governmental authorization); provided that, in the case of the laws of Canada and an Underwriter that is not resident in Canada for purposes of the Income Tax Act (Canada), such Underwriter deals at arm’s length (as such term is understood for purposes of the Income Tax Act (Canada)) with the Company and the Selling Shareholder, any commission or fee payable under this Agreement to such Underwriter is payable in respect of services rendered by such Underwriter wholly outside of Canada that are performed in the ordinary course of business carried on by the Underwriter, including the performance of such services for a fee, and any such amount is reasonable in the circumstances.

(j) No stamp, documentary, capital, issuance, registration, transfer or other similar taxes or duties are payable by or on behalf of the Underwriters, the Company or any of its subsidiaries in any Relevant Taxing Jurisdiction in connection with (i) the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (ii) the sale and delivery of the Shares to the Underwriters in the manner contemplated herein, or (iii) the resale and delivery of the Shares by the Underwriters to U.S. residents in the manner contemplated herein other than any taxes or duties that would not have been imposed but for (i) any present or former connection between the Underwriter and the jurisdiction imposing the tax, duty or charge (other than a connection arising solely as a result of entering into this Agreement or the consummation of the transactions contemplated hereunder), or (ii) a failure of an Underwriter to timely provide upon request any certification, documentation or form concerning the Underwriter’s nationality, residence, identity or connection with the applicable taxing jurisdiction to the extent necessary in order to eliminate or reduce such withholding or deduction; provided that no representation is made with respect to any taxes or duties payable by the Underwriters in connection with any goods or services contracted by them.

(k) The Common Shares (including the Shares to be sold by the Selling Shareholder) outstanding as of the date hereof have been duly authorized and are validly issued, fully paid and non-assessable.

(l) The sale of the Shares, and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except in the case of this clause (i) for any such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, result in a Material Adverse Effect, (ii) the provisions of the articles of incorporation, by-laws or other constituent documents (or similar documents) of the Company or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except in the case of this clause (iii) for any such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, result in a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement except (x) for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters or (y) as have been obtained and are in full force and effect or will have been obtained prior to the Closing Date or (z) the filing of the Canadian Supplemented Prospectus.

(m) The Shares have been approved for listing on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, and the Shares have been conditionally approved for listing on the Toronto Stock Exchange (the “TSX”), subject only to the conditions set forth in the conditional approval letter of the TSX dated [*] and to any other customary conditions of the TSX; the form and terms of the Shares have been approved and adopted by the board of directors of the Company and do not conflict with any applicable laws or the rules of the TSX.

(n) None of the Company or any of its subsidiaries is (i) in violation of its articles of incorporation, by-laws or other constituent documents (or similar documents), (ii) in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, or (iii) in violation of any law, statute, rule or regulation or any judgment, order or decree of any domestic or foreign court or other governmental or regulatory authority, agency or other body with jurisdiction over any of them or any of their assets or properties, except for such defaults as shall have been resolved or waived as of the Closing Date and, in the case of clauses (ii) and (iii), as shall not, individually or in the aggregate, cause a Material Adverse Effect.

(o) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus.

(p) Other than as set forth in the Time of Sale Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(q) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(r) The Company is not, and after giving effect to the offering and sale of the Shares will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(s) The Company and each of its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(t) None of the Company or any of its subsidiaries or affiliates or, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries or affiliates has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 or any other applicable anti-bribery/anti-corruption law.

(u) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the rules and regulations thereunder and, to the knowledge of the Company, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(v) None of the Company or any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent or employee of the Company that will act in any capacity in connection with this offering is: currently the subject of any sanctions administered or enforced by the U.S. government, including the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”). In respect of any subsidiary of the Company qualifying as a resident (Inländer) in Germany within the meaning of section 2 paragraph 15 of the Foreign Trade and Payments Act (Außenwirtschaftsgesetz) (each a “German Resident”) the representation set out in the foregoing sentence of this clause (ee) is given with respect to each German Resident to the extent that would not result in a violation by such German Resident of section 7 of Außenwirtschaftsgesetz. The Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of or with any person, or in any country or territory, that, at the time of such financing, is the subject of Sanctions.

(w) The Company has implemented and maintains in effect policies and procedures reasonably designed to achieve compliance by the Company, its subsidiaries and their respective directors, officers, employees and agents with all applicable anti-corruption laws, including the U.S. Foreign Corrupt Practices Act of 1977.

(x) Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Company and its subsidiaries, taken as a whole, have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, taken as a whole.

(y) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Prospectus and Prospectus or such as (i) do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, taken as a whole, or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases except such as (i) are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, taken as a whole, or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(z) Except as disclosed in the Time of Sale Prospectus and Prospectus and except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) each of the Company and each of its subsidiaries owns, possesses or has the right to employ all patents, patent rights, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the “Intellectual Property”) necessary to conduct the businesses operated by it as described in the Time of Sale Prospectus and Prospectus; (ii) none of the Company or any of its subsidiaries has received any written notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing; and (iii) to the knowledge of the Company, the use of the Intellectual Property of the Company and its subsidiaries in connection with the business and operations of the Company and its subsidiaries does not infringe on the rights of any person.

(aa) The Company has a reasonable basis for disclosing all forward-looking information (as defined in National Instrument 51-102 Continuous Disclosure Obligations (“NI 51-102”)) contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(bb) Except as disclosed in the Time of Sale Prospectus and Prospectus or except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) the Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted; (ii) the Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards necessary to maintain and protect the integrity, continuous operation and security of all IT Systems and all personal information and sensitive data processed or stored in connection with their businesses, including all personal, personally identifiable, sensitive, confidential or regulated information and data (“Protected Data”); (iii) to the knowledge of the Company, there have been no material breaches, violations, outages, compromises or unauthorized uses of or accesses to the IT Systems and Protected Data, nor are there any incidents under internal review or investigation relating to the same; and (iv) the Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any applicable court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Protected Data and to the protection of such IT Systems and Protected Data from unauthorized use, access, misappropriation or modification.

(cc) None of the Company or any of its subsidiaries has sustained, since the date of the respective latest audited financial statements included in the Time of Sale Prospectus, any loss or interference material to the Company and its subsidiaries, taken as a whole, with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Time of Sale Prospectus; and, since the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, there has not been any change in the share capital or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Time of Sale Prospectus.

(dd) The consolidated financial statements of the Company and the related notes thereto included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly the financial position of the Company and its subsidiaries as of the respective dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby; the other financial information included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby. The pro forma financial information and the related notes thereto included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly the information in all material respects and is shown therein, have been prepared in accordance with the Commission’s rules with respect to pro forma financial information and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(ee) PricewaterhouseCoopers LLP, which has audited certain financial statements of the Company and its subsidiaries, is (i) an independent registered public accounting firm as required by the Securities Act and the rules and regulations of the Commission thereunder and the rules and regulations of the Public Company Accounting Oversight Board and (ii) independent as required by Canadian Securities Laws and the relevant institute of chartered accountants. No “reportable event” (within the meaning of NI 51-102) has occurred with such accountants with respect to audits of the Company or its predecessors.

(ff) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and Canadian Securities Laws and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. The Company is not aware of any material weaknesses in the Company’s internal control over financial reporting. Since the date of the latest audited financial statements of the Company included in the Time of Sale Prospectus and Prospectus there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to material affect, such internal control over financial reporting.

(gg) Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Company and each of its Subsidiaries has (i) filed (or has caused to be filed) all tax returns required to be filed by it with any Relevant Taxing Jurisdiction; (ii) duly paid (or caused to be paid) all taxes due (including all instalments on account of taxes) other than any such taxes being contested in good faith and for which adequate reserves have been provided under U.S. generally accepted accounting principles, and (iii) duly withheld or collected, and remitted all amounts required to be withheld or collected, and remitted by it in respect of any taxes.

(hh) The statements in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the headings “Eligibility for Investment” and “Certain Canadian Federal Income Tax Considerations” are accurate summaries of the matters discussed therein, subject to the qualifications, assumptions, limitations and understandings set out therein.

(ii) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act and Canadian Securities Laws; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its consolidated subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities.

(jj) The Company has not sold, issued or distributed Common Shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A or Regulations D or S under the Securities Act, other than shares issued pursuant to the Separation (as defined in the Registration Statement), employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants or as disclosed in Part II to the Registration Statement or in the Canadian Final Prospectus.

(kk) The Company (i) has not alone engaged in any Testing-the-Waters Communication with any person other than Testing-the-Waters Communications with the consent of the Representatives with entities that are reasonably believed to be qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are reasonably believed to be accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act [other than those listed on Schedule [    ] hereto]. “Testing-the-Waters Communication” means any communication with potential investors undertaken in reliance on Section 5(d) or Rule 163B of the Securities Act.

(ll) As of the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers, none of (A) the Time of Sale Prospectus, (B) any free writing prospectus, when considered together with the Time of Sale Prospectus, and (C) any individual Testing-the-Waters Communication, when considered together with the Time of Sale Prospectus, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information.

(mm) Except to the extent contemplated by Section 13.12 of NI 41-101 or Section 4A.6 of NI 44-103, the Company has filed the “Template Version” (as defined in NI 41-101) of any “Marketing Materials” (as defined in NI 41-101), if any, approved by the Company and the Representatives in the manner contemplated by Canadian Securities Laws, with the Canadian Securities Commissions in each of the Canadian Qualifying Jurisdictions not later than the day on which such Marketing Materials were first provided to a potential investor in the offering of Shares pursuant to this Agreement. If any “Comparables” (as defined in NI 41-101) and disclosure relating to such Comparables have been redacted from the Template Version of any Marketing Materials filed with the Canadian Securities Commissions in each of the Canadian Qualifying Jurisdictions, a complete Template Version of such Marketing Materials (containing the Comparable and related disclosure) has been delivered to the Canadian Securities Commissions in each of the Canadian Qualifying Jurisdictions by the Company in compliance with Canadian Securities Laws.

(nn) Based on the Company’s current operations, income, assets and certain estimates and projections, including the relative values of the Company’s assets, the Company does not presently expect to be a passive foreign investment company (“PFIC”) as defined in Section 1297 of the United States Internal Revenue Code of 1986 for the current taxable year or in the foreseeable future.

(oo) This Agreement is in proper form under the laws of Canada for the enforcement thereof against the Company, and to ensure the legality, validity, enforceability or admissibility into evidence in Canada of this Agreement.

(pp) Neither the Company nor any of its subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of Canada. The irrevocable and unconditional waiver and agreement of the Company contained in Section 20 not to plead or claim any such immunity in any legal action, suit or proceeding based on this Agreement is valid and binding under the laws of Canada.

(qq) The choice of law of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of Canada and will be honored by the courts of Canada. The Company has the power to submit, and pursuant to Section 20 has, to the extent permitted by law, legally, validly, effectively and irrevocably submitted, to the jurisdiction of the Specified Courts (as defined in Section 20), and has the power to designate, appoint and empower, and pursuant to Section 20, has legally, validly and effectively designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this Agreement in any of the Specified Courts.

(rr) The Company is registered for goods and services/harmonized sales tax under Subdivision D of Division V of Part IX of the Excise Tax Act (Canada)

2. Representations and Warranties of the Selling Shareholder. The Selling Shareholder represents and warrants to and agrees with each of the Underwriters that:

(a) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder.

(b) The sale of the Shares, and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder or any of its subsidiaries is a party or by which the

Selling Shareholder or any of its subsidiaries is bound or to which any of the property or assets of the Selling Shareholder or any of its subsidiaries is subject, except in the case of this clause (i) for any such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, result in a Material Adverse Effect, (ii) the provisions of the articles of incorporation, by-laws or other constituent documents (or similar documents) of the Selling Shareholder or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Shareholder or any of its subsidiaries or any of their properties, except in the case of this clause (iii) for any such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, result in a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation by the Selling Shareholder of the transactions contemplated by this Agreement except (x) for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters or (y) as have been obtained and are in full force and effect or will have been obtained prior to the Closing Date or such as would not materially affect the ability of the Selling Shareholder to consummate the transactions contemplated hereby prior to the Closing Date or (z) the filing of the Canadian Supplemented Prospectus.

(c) The Selling Shareholder has, and on the Closing Date will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares to be sold by the Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by the Selling Shareholder or a security entitlement in respect of such Shares.

(d) Upon payment for the Shares to be sold by the Selling Shareholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”)) to such Shares), (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, the Selling Shareholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(e) The Selling Shareholder is not prompted by any information concerning the Company or its subsidiaries which is not set forth in the Registration Statement, the Time of Sale Prospectus or the Prospectus to sell its Shares pursuant to this Agreement.

(f) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Canadian Final Prospectus when it was filed did not contain and, as amended, if applicable, will as of its date and when filed not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and when filed contained, and, as amended, if applicable, will when filed contain, in each case, other than the PREP Information, full, true and plain disclosure of all material facts relating to the Company and the Shares as required by Canadian Securities Laws, (iii) the Registration Statement and the U.S. Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iv) the Canadian Final Prospectus complies and, as amended or supplemented (including for greater certainty by the Canadian Supplemented Prospectus), will comply in all material respects with Canadian Securities Laws, (v) the Time of Sale U.S. Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the U.S. Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 5), the Time of Sale U.S. Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) each broadly available road show, if any, when considered together with the Time of Sale U.S. Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vii) as of its date, the Prospectus does not contain and, as amended or supplemented, if applicable, as of the date of such amendment or supplement, and as of the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and the Canadian Supplemented Prospectus will contain full, true and plain disclosure of all material facts relating to the Company and the Shares as required by Canadian Securities Laws, except that the representations and warranties set forth in this paragraph apply only to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to the Selling Shareholder furnished to the Company in writing by the Selling Shareholder expressly for use therein, it being understood and agreed that the only such information furnished by the Selling Shareholder consists of the Selling Shareholder Information (defined below).

(g) (i) None of the Selling Shareholder or any of its subsidiaries or affiliates or, to the knowledge of the Selling Shareholder, any director, officer, agent, employee or other person associated with or acting on behalf of the Selling Shareholder or any of its subsidiaries or affiliates has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or (C) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 or any other applicable anti-bribery/anti-corruption law; and (ii) neither the Selling Shareholder nor any of its subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(h) The operations of the Selling Shareholder and its subsidiaries are and have been conducted at all times in compliance in all material respects with, to the knowledge of the Selling Shareholder, the applicable Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Selling Shareholder or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Selling Shareholder, threatened.

(i) No stamp, documentary, issuance, registration, transfer, or other taxes or duties are payable by or on behalf of the Underwriters, the Company or any of its subsidiaries in Canada or to any taxing authority thereof or therein in connection with (i) the execution, delivery or consummation of this Agreement, (ii) the sale and delivery of the Shares to the Underwriters in the manner contemplated herein, or (iii) the resale and delivery of the Shares by the Underwriters in the manner contemplated herein other than any taxes or duties that would not have been imposed but for (i) any present or former connection between the Underwriter and the jurisdiction imposing the tax, duty or charge (other than a connection arising solely as a result of entering into this Agreement or the consummation of the transactions contemplated hereunder), or (ii) a failure of an Underwriter to timely provide upon request any certification, documentation or form concerning the Underwriter’s nationality, residence, identity or connection with the applicable taxing jurisdiction to the extent necessary in order to eliminate or reduce such withholding or deduction; provided that no representation is made with respect to any taxes or duties payable by the Underwriters in connection with any goods or services contracted by them.

(j) The Selling Shareholder has the power to submit, and pursuant to Section 20 has, to the extent permitted by law, legally, validly, effectively and irrevocably submitted, to the jurisdiction of the Specified Courts (as defined in Section 20), and has the power to designate, appoint and empower, and pursuant to Section 20, has legally, validly and effectively designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this Agreement in any of the Specified Courts.

(k) None of the Selling Shareholder, any of its subsidiaries or, to the knowledge of the Selling Shareholder, any director, officer or affiliate of the Selling Shareholder or any of its subsidiaries or any agent or employee of the Selling Shareholder that will act in any capacity in connection with this offering is: currently the subject of any Sanctions. The Selling Shareholder will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of or with any person, or in any country or territory, that, at the time of such financing, is the subject of Sanctions.

(l) The Selling Shareholder has implemented and maintains in effect policies and procedures designed to ensure compliance by the Selling Shareholder, its subsidiaries and their respective directors, officers, employees and agents with all applicable anti-corruption laws, including the U.S. Foreign Corrupt Practices Act of 1977.

(m) The Selling Shareholder is registered for goods and services tax/harmonized sales tax under Subdivision D of Division V of Part IX of the Excise Tax Act (Canada).

3. Agreements to Sell and Purchase. The Selling Shareholder hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the terms and conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Selling Shareholder at $[*] a share (the “Purchase Price”), the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter. The underwriting commission payable by the Selling Shareholder to the Underwriters (being the difference between the Public Offering Price (as defined in Section 4 hereof) and the Purchase Price) will be paid by set-off against an equivalent portion of the Purchase Price.

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Selling Shareholder agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to [*] Additional Shares at the Purchase Price, provided, however, that the amount paid by the Underwriters for any Additional Shares shall be reduced by an amount per share equal to any dividends declared by the Company and payable on the Firm Shares but not payable on such Additional Shares. The Representatives may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares or later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

4. Terms of Public Offering. The Company and the Selling Shareholder are advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as the Representatives’ judgment is advisable. The Company and the Selling Shareholder are further advised by the Representatives that the Shares are to be offered to the public initially at $[*] a share (the “Public Offering Price”) and to certain dealers selected by the Representatives at a price that represents a concession not in excess of $[*] a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $[*] a share, to any Underwriter or to certain other dealers.

The Company and Selling Shareholder understand that a portion of the Shares may be offered and sold in the Canadian Qualifying Jurisdictions pursuant to the Canadian Supplemented Prospectus by the Canadian broker-dealer affiliates of the Underwriters listed on Schedule I hereto (the “Canadian Underwriters”). The term Underwriters shall include the Canadian Underwriters. Each Canadian Underwriter, subject to the terms and conditions hereof, agrees to use commercially reasonable efforts to sell such Shares in the Canadian Qualifying Jurisdictions. Any Shares sold by a Canadian Underwriter will be purchased by the Canadian Underwriter from its respective U.S. broker-dealer affiliate on the Closing Date or the Option Closing Date, as the case may be, at a price to be mutually agreed upon by the Canadian Underwriter and its respective U.S. broker-dealer affiliate.

5. Payment and Delivery. Payment for the Firm Shares to be sold by the Selling Shareholder shall be made to the Selling Shareholder in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on [*], 202[*],or at such other time on the same or such other date, not later than [*], 202[*],as shall be designated in writing by the Representatives. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares shall be made to the Selling Shareholder in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than [*], 202[*], as shall be designated in writing by the Representatives.

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as the Representatives shall request not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to the Representatives on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor.

6. Conditions to the Underwriters’ Obligations. The obligations of the Selling Shareholder to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than [4:30 p.m.] (New York City time) on the date hereof.

The several obligations of the Underwriters are subject to the following further conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i) no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission;

(ii) no order or action that would have the effect of ceasing or suspending the distribution of the Shares has been issued by any Canadian Securities Commission and no proceeding for that purpose has been initiated or threatened by any Canadian Securities Commission;

(iii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

(iv) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in the Representatives’ judgment, is so material and adverse and that makes it, in the Representatives’ judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Sections 6(a)(i) and 6(a)(iii) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c) The Underwriters shall have received on the Closing Date an opinion and negative assurance letter of Davis Polk & Wardwell LLP, outside counsel for the Company and the Selling Shareholder, dated the Closing Date, in a form reasonably satisfactory to the Representatives.

(d) The Underwriters shall have received on the Closing Date an opinion of Osler, Hoskin & Harcourt LLP, Canadian counsel for the Company and the Selling Shareholder, dated the Closing Date, in a form reasonably satisfactory to the Representatives.

(e) The Underwriters shall have received on the Closing Date an opinion and negative assurance letter of Sidley Austin LLP, counsel for the Underwriters, in a form reasonably satisfactory to the Representatives.

(f) The Underwriters shall have received on the Closing Date an opinion of Davies Ward Phillips & Vineberg LLP, Canadian counsel for the Underwriters, dated the Closing Date, in a form reasonably satisfactory to the Representatives.

(g) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance reasonably satisfactory to the Representatives, from PricewaterhouseCoopers LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(h) The lock-up agreements in substantially the form attached hereto as Exhibit A (the “Lock-up Agreements”) between the Representatives and the Selling Shareholder and the officers and directors of the Company shall be in full force and effect on the Closing Date.

(i) The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to the Representatives on the applicable Option Closing Date of the following:

(i) a certificate, dated the Option Closing Date and signed by an executive officer of the Company, confirming that the certificate delivered on the Closing Date pursuant to Section 6(b) hereof remains true and correct as of such Option Closing Date;

(ii) an opinion and negative assurance letter of Davis Polk & Wardwell LLP, outside counsel for the Company and the Selling Shareholder, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(c) hereof;

(iii) an opinion of Osler, Hoskin & Harcourt LLP, Canadian counsel for the Company and the Selling Shareholder, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(d) hereof;

(iv) an opinion and negative assurance letter of Sidley Austin LLP, outside counsel for the Underwriters, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(e) hereof;

(v) an opinion of Davies Ward Phillips & Vineberg LLP, Canadian counsel for the Underwriters, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(f) hereof;

(vi) a letter dated the Option Closing Date, in form and substance reasonably satisfactory to the Representatives, from PricewaterhouseCoopers LLP, independent public accountants, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 6(g) hereof; provided that the letter delivered on the Option Closing Date shall use a “cut-off date” not earlier than two business days prior to such Option Closing Date; and

(vii) such other documents as the Representatives may reasonably request with respect to the good standing of the Company, the due authorization of the Additional Shares to be sold on such Option Closing Date and other matters related to the sale to the Underwriters of such Additional Shares.

7. Covenants of the Company. The Company covenants with each Underwriter as follows:

(a) To furnish to the Representatives, without charge, [*] signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to the Representatives in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(e) or 7(f) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Representatives may reasonably request.

(b) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representatives reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule, and file with the Canadian Securities Commissions any amendment or supplement thereto in accordance with the requirements of Canadian Securities Laws, including the PREP Procedures.

(c) To furnish to the Representatives a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Representatives reasonably object.

(d) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e) If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and the Canadian Securities Commissions and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters, the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and the Canadian Securities Commissions and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances as of its date and when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(g) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request; provided, that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction, or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be so subject.

(h) To make generally available to the Company’s security holders and to the Representatives as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(i) To prepare and file with the OSC and the other Canadian Securities Commissions promptly after the execution and delivery of this Agreement the Canadian Supplemented Prospectus, in compliance with the PREP Procedures, in a form reasonably satisfactory to the Representatives, such filing to occur not later than 11:00 p.m. (Toronto time) on [*], 202[*].

(j) If at any time following the distribution of any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act there occurred or occurs an event or development as a result of which such Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

The Company also covenants with each Underwriter that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, and will not publicly disclose an intention to, during the period ending 180 days after the date of the Prospectus (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise or (3) file any registration statement with the Commission or any prospectus with any Canadian Securities Commission relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares.

The restrictions contained in the preceding paragraph shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of Common Shares upon the vesting, exercise or settlement of options or restricted stock units or the conversion of convertible securities or the exchange of exchangeable securities, or options to purchase Common Shares, in each case outstanding on the date hereof and provided that such option or security is disclosed in or contemplated by the Prospectus, (C) issuances by the Company of grants of other equity-based awards (including any securities convertible into Common Shares) pursuant to plans described in the Prospectus and issuances pursuant thereto, (D) any transaction or actions to facilitate or otherwise in connection with the Distribution (as such term is defined in the Registration Statement under the caption “The Separation and the Distribution—The Distribution”), (E) the filing of any registration statement on Form S-8 relating to securities granted or to be granted pursuant to the Company’s equity-based compensation plans that are described in the Prospectus; or (F) facilitating the establishment of a trading plan on behalf of a shareholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Shares, provided that (i) such plan does not provide for the transfer of Common Shares during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Shares may be made under such plan during the Restricted Period.

If the Representatives, in their sole discretion, agree to release or waive the restrictions on the transfer of Shares set forth in a Lock-up Agreement for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit B hereto through a major news service or other method permitted by applicable laws and regulations at least two business days before the effective date of the release or waiver.

8. Covenants of the Selling Shareholder. The Selling Shareholder covenants with each Underwriter as follows:

(a) The Selling Shareholder will deliver to each Underwriter (or its agent), prior to or at the Closing Date, a properly completed and executed Internal Revenue Service (“IRS”) Form W-8BEN-E.

(b) The Selling Shareholder will deliver to each Underwriter (or its agent), on or prior to the date of execution of this Agreement, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and the Selling Shareholder undertakes to provide such additional supporting documentation as each Underwriter may reasonably request in connection with the verification of the foregoing Certification.

9. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company and the Selling Shareholder agree to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the reasonable and documented fees, disbursements and expenses of the Company’s counsel, the Company’s accountants and counsel for the Selling Shareholder in connection with the registration, qualification and delivery of the Shares under the Securities Act and Canadian Securities Laws and all other reasonable and documented fees or expenses of the Company in connection with the preparation and filing of the Registration Statement, any preliminary prospectus (including the Canadian Preliminary Prospectus), the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable in connection therewith, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(g) hereof, including filing fees and the reasonable and documented fees and disbursements of counsel for the Underwriters, in an amount up to $[*], in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable and documented fees and disbursements of counsel, in an amount up to $[*], to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the Financial Industry Regulatory Authority, (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Shares and all costs and expenses incident to listing the Shares on the NYSE and the TSX, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants; provided that, 50% of the cost of any aircraft chartered in connection with the road show shall be paid by the Underwriters (with the Company paying the remaining 50% of the cost), (ix) the document production charges and expenses associated with printing this Agreement and (xi) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 11 entitled “Indemnity and Contribution” and the last paragraph of Section 13 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

The provisions of this Section shall not supersede or otherwise affect any agreement that the Selling Shareholder and the Company may otherwise have for the allocation of such expenses among themselves.

10. Covenants of the Underwriters. Each Underwriter, severally and not jointly, covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter. Each of the Underwriters who does not have a Canadian broker-dealer affiliate listed in Schedule I hereto (collectively, the “Non-Canadian Underwriters”) agrees that it will only offer and sell Shares outside of Canada and will not, directly or indirectly, solicit offers to purchase, sell or distribute Shares in Canada.

11. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus (including the Canadian Preliminary Prospectus), the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any “road show” as defined in Rule 433(h) under the Securities Act (a “road show”), the Prospectus or any amendment or supplement thereto, or any Testing-the-Waters Communication, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriters through the Representatives consists of the Underwriter Information (as defined in paragraph (c) below).

(b) The Selling Shareholder agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show, the Prospectus or any amendment or supplement thereto, or any Testing-the-Waters Communication or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Selling Shareholder furnished in writing by or on behalf of the Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus (including the Canadian Preliminary Prospectus), the Time of Sale Prospectus, any issuer free writing prospectus, road show or the Prospectus or any amendment or supplement thereto; provided that the only such information shall be the information in [*] under the caption “Principal and Selling Shareholder” and [*] under the caption “[*]” in the Prospectus (such information, the “Selling Shareholder Information”). The liability of the Selling Shareholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the net proceeds from the offering of the Shares (before deducting expenses) received by the Selling Shareholder under this Agreement.

(c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholder, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or the Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show or the Prospectus or any amendment or supplement thereto, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any preliminary prospectus (including the Canadian Preliminary Prospectus), the Time of Sale Prospectus, any issuer free writing prospectus, road show, or the Prospectus or any amendment or supplement thereto; provided that the only such information shall be the information in [*] under the caption “Underwriting [Conflicts of Interest]” in the Prospectus (such information, the “Underwriter Information”).

(d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 11(a), 11(b) or 11(c), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonably incurred fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Selling Shareholder and all persons, if any, who control the Selling Shareholder within the meaning of either such Section, and that all such reasonably incurred fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Representatives. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholder and such control persons of the Selling Shareholder, such firm shall be designated in writing by the Selling Shareholder. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(e) To the extent the indemnification provided for in Section 11(a), 11(b) or 11(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 11(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 11(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Selling Shareholder and the total underwriting commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholder or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 11 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. The liability of the Selling Shareholder under the contribution agreement contained in this paragraph shall be limited to an amount equal to the net proceeds from the offering of the Shares (before deducting expenses) received by the Selling Shareholder under this Agreement.

(f) The Company, the Selling Shareholder and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 11(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 11(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 11 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(g) The indemnity and contribution provisions contained in this Section 11 and the representations, warranties and other statements of the Company and the Selling Shareholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, by or on behalf of the Selling Shareholder or any person controlling the Selling Shareholder, or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

(h) Provided that it has not terminated and cancelled its obligations under this Agreement to purchase the Shares in accordance with Section 12, each Non-Canadian Underwriter agrees that if any losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, the “Claims”) are made against or suffered by an indemnified party as contemplated by this Section 11 (and such Claims did not include such Non-Canadian Underwriter on the basis that it did not sign the underwriters’ certificate to the Canadian Supplemented Prospectus, the Canadian Final Prospectus or the Canadian Preliminary Prospectus and such Claims would have included such Non-Canadian Underwriter if it had signed such certificate) under section 130 of the Securities Act (Ontario), or the equivalent provisions of the Canadian Securities Laws in the other Canadian Qualifying Jurisdictions, based upon a misrepresentation or alleged misrepresentation in the Canadian Supplemented Prospectus, the Canadian Final Prospectus or the Canadian Preliminary Prospectus, and such indemnified party is determined by a court of competent jurisdiction or other governmental authority in a final judgment or decision from which no appeal can be made to be liable pursuant to such laws in respect of such Claims and such indemnified party does pay such Claims (the “Liability Amount”), then such Non-Canadian Underwriter shall indemnify on a several basis, and not on a joint or joint and several basis, such indemnified party from and against the Liability Amount for such Non-Canadian Underwriter’s pro rata share of such Liability Amount, on the basis of and assuming that such Non-Canadian Underwriter had signed the underwriters’ certificate to the Canadian Supplemented Prospectus, the Canadian Final Prospectus or the Canadian Preliminary Prospectus, but only to the extent of its underwriting obligation under Section 3. Each Non-Canadian Underwriter shall further indemnify such indemnified party, without regard to the final outcome of any such Claims, for such Non-Canadian Underwriter’s pro rata share of any legal and other expenses reasonably incurred and paid by such indemnified party in connection with the investigation or defense of any such Claims (the “Indemnified Expenses”). For the purposes of determining the aggregate amount that the applicable Non-Canadian Underwriter is obligated to indemnify all other indemnified parties, “pro rata” will be based on the percentage determined by dividing the number of Firm Shares set forth opposite its name in Schedule I hereto by the total number of Firm Shares. For the avoidance of doubt, the maximum aggregate amount which a Non-Canadian Underwriter is required to indemnify the other indemnified parties under this Section 11(h) shall be the lesser of (i) the percentage of the total of the Liability Amount and Indemnified Expenses equal to the percentage determined by dividing the number of Firm Shares set forth opposite such Non-Canadian Underwriter’s name in Schedule I hereto by the total number of Firm Shares and (ii) the total public offering price of the Shares such Non-Canadian Underwriter is required to place or purchase pursuant to this Agreement. The amount payable by a Non-Canadian Underwriter to the indemnified parties pursuant to this Section 11(h) shall be reduced to the extent that such Non-Canadian Underwriter is required to pay damages directly to plaintiffs under Canadian Securities Laws in connection with the Claim or Claims that are the subject matter of the indemnification being sought. Further, a Non-Canadian Underwriter will only be required to make payment to an indemnified party pursuant to this Section 11(h) if (i) such indemnified party has used reasonable commercial efforts to be reimbursed for the Liability Amount and Indemnified Expenses pursuant to Section 11 but has not been fully reimbursed, and (ii) it has not been determined (either by a court of competent jurisdiction in a final judgment from which no appeal can be made or by acknowledgement of the indemnified party) that the Claim resulting in the Liability Amount and Indemnified Expenses was caused by or resulted from the fraud, fraudulent misrepresentation, gross negligence or willful misconduct of such indemnified party, and to the extent that a court of competent jurisdiction in a final judgment from which no appeal can be made determines, or the indemnified party acknowledges, that such Claim to which such indemnified party is subject was caused by or resulted from the fraud, fraudulent misrepresentation, gross negligence or willful misconduct of such indemnified party then such indemnified party shall promptly reimburse such Non-Canadian Underwriter for any Indemnified Expenses. If any Claim is asserted against any indemnified party that is or may be subject to indemnification under this Section 11(h), the indemnified party will notify the Non-Canadian Underwriters in writing as soon as possible of the particulars of such Claim (but the omission so to notify the applicable Non-Canadian Underwriters of any potential Claim shall not relieve them from any liability which they may have to any indemnified party and any omission so to notify a Non-Canadian Underwriter of any actual Claim shall affect its liability only to the extent that such Non-Canadian Underwriter is actually and materially prejudiced by that failure). Each Non-Canadian Underwriter agrees that to the extent it is not a party to such Claim, the other Underwriters will be entitled to conduct the defense of any such action or proceeding brought to enforce such Claim, and such Non-Canadian Underwriter’s liability hereunder shall not be reduced in any way based upon the conduct of such defense, unless the indemnified party is determined to be grossly negligent (by a court of competent jurisdiction in a final judgment from which no appeal can be made) in conducting such defense. The Underwriters shall provide the Non-Canadian Underwriters with notice of any material developments in the action or proceeding. With respect to any indemnified party who is not a party to this Agreement, the Underwriters other than the Non-Canadian Underwriters shall obtain and hold the rights and benefits of this Section 11(h) in trust for and on behalf of such indemnified party.

12. Termination. The Underwriters may terminate this Agreement by notice given by the Representatives to the Company and the Selling Shareholder, if after the execution and delivery of this Agreement and prior to or on the Closing Date or any Option Closing Date, as the case may be, (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the TSX, the NYSE, the NYSE American or the NASDAQ Global Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States or Canada shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by U.S. Federal or New York State or relevant Canadian authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in the Representatives’ judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the Representatives’ judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

13. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 13 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to the Representatives, the Company and the Selling Shareholder for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholder. In any such case either the Representatives, the Company or the Selling Shareholder shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Selling Shareholder shall be unable to perform its obligations under this Agreement, the Selling Shareholder will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

14. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company and the Selling Shareholder, on the one hand, and the Underwriters, on the other, with respect to the preparation of any preliminary prospectus (including the Canadian Preliminary Prospectus), the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(b) The Company and the Selling Shareholder acknowledge that in connection with the offering of the Shares: (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company, any of the Selling Shareholder or any other person, (ii) the Underwriters owe the Company and the Selling Shareholder only those duties and obligations set forth in this Agreement, any contemporaneous written agreements and prior written agreements (to the extent not superseded by this Agreement), if any, (iii) the Underwriters may have interests that differ from those of the Company and the Selling Shareholder, and (iv) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. The Company and the Selling Shareholder waive to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

(c) The Selling Shareholder further acknowledges and agrees that, although the Underwriters may provide the Selling Shareholder with certain Regulation Best Interest and Form CRS disclosures or other related documentation in connection with the offering, the Underwriters are not making a recommendation to the Selling Shareholder to participate in the offering or sell any Shares at the Purchase Price, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

15. Recognition of the U.S. Special Resolution Regimes. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United State.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

16. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the United States federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

17. Applicable Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

18. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

19. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department and Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Registration Department; if to the Company shall be delivered, mailed or sent to 520 Applewood Crescent, Vaughan, Ontario, Canada L4K 5X3, Attention: General Counsel and if to the Selling Shareholder shall be delivered, mailed or sent c/o Bausch Health Companies Inc., 400 Somerset Corporate Boulevard, Bridgewater, NJ 08807.

20. Submission to Jurisdiction; Appointment of Agents for Service. (a) The Company and the Selling Shareholder irrevocably submits to the non-exclusive jurisdiction of any New York State or United States Federal court sitting in The City of New York (the “Specified Courts”) over any suit, action or proceeding arising out of or relating to this Agreement, the Time of Sale Prospectus, the Prospectus, the Registration Statement or the offering of the Shares (each, a “Related Proceeding”). Each of the Company and the Selling Shareholder irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any Related Proceeding brought in such a court and any claim that any such Related Proceeding brought in such a court has been brought in an inconvenient forum. To the extent that the Company and the Selling Shareholder has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, the Company and the Selling Shareholder irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding.

(b) The Company hereby irrevocably appoints [*], with offices at [*] as its agent for service of process in any Related Proceeding and agrees that service of process in any such Related Proceeding may be made upon it at the office of such agent. The Company waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Company represents and warrants that such agent has agreed to act as the Company’s agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect.

(c) The Selling Shareholder hereby irrevocably appoints [*] with offices at [*] as its agent for service of process in any Related Proceeding and agrees that service of process in any such Related Proceeding may be made upon it at the office of such agent. The Selling Shareholder waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Selling Shareholder represents and warrants that such agent has agreed to act as the Selling Shareholder’s agent for service of process, and the Selling Shareholder agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect.

21. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligation of the Company or the Selling Shareholder with respect to any sum due from it to any Underwriter or any person controlling any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person of any sum in such other currency, and only to the extent that such Underwriter or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person hereunder, the Company and the Selling Shareholder agrees as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person hereunder, such Underwriter or controlling person agrees to pay to the Company or the Selling Shareholder, as applicable, an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person hereunder.

22. Taxes. All payments made by the Company or Selling Shareholder under this Agreement shall be paid free and clear of and without deductions or withholdings of any present or future taxes or duties, unless the deduction or withholding is required by law, in which case the Company or Selling Shareholder, as the case may be, shall pay such additional amount as will result in the receipt by each Underwriter of the full amount that would have been received had no deduction or withholding been made.

All sums payable to an Underwriter pursuant to this Agreement shall be considered exclusive of any value added, goods and services, harmonized sales, provincial sales or similar taxes. Where the Company or, as the case may be, a Selling Shareholder is obliged to pay value added, goods and services, harmonized sales, provincial sales or similar tax on any amount payable hereunder to an Underwriter, the Company or the Selling Shareholder, as the case may be, shall in addition to the sum payable hereunder pay an amount equal to any applicable value added, goods and services, harmonized sales, provincial sales or similar tax.

The Company and the Selling Shareholder shall pay, and shall indemnify and hold the Underwriters harmless against, any withholding tax, stamp, sales, transfer, goods and services, harmonized sales, provincial sales, documentary, issuance, registration or other similar taxes or duties imposed under the laws of Canada or any political sub-division or taxing authority thereof or therein, and paid by the Underwriters, on (i) the payment of the underwriting commissions to the Underwriters pursuant to this Agreement, or (ii) the execution, delivery, consummation or enforcement of this Agreement.

Very truly yours,

Bausch + Lomb Corporation

Name:
Title:

1261229 B.C. Ltd.

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

Accepted as of the date hereof

Morgan Stanley & Co. LLC

Goldman Sachs & Co. LLC

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto

By:	Morgan Stanley & Co. LLC

By:
Name:
Title:

By:	Goldman Sachs & Co. LLC

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Number of Firm Shares To Be Purchased
Morgan Stanley & Co. LLC
Goldman Sachs & Co. LLC
Citigroup Global Markets Inc.
J.P. Morgan Securities LLC
Barclays Capital Inc.
BofA Securities, Inc.
Guggenheim Securities, LLC
Jefferies LLC
Evercore Group L.L.C.
Wells Fargo Securities, LLC
Deutsche Bank Securities Inc.
DNB Markets, Inc.
HSBC Securities (USA) Inc.
Truist Securities, Inc.
Morgan Stanley Canada Limited	nil
Goldman Sachs Canada Inc.	nil
Citigroup Global Markets Canada Inc.	nil
J.P. Morgan Securities Canada Inc.	nil
Barclays Capital Canada Inc.	nil
Merrill Lynch Canada Inc.	nil
Jefferies Securities, Inc.	nil
Wells Fargo Securities Canada, Ltd.	nil
HSBC Securities (Canada) Inc.	nil

Total:

Sch. I-1

SCHEDULE II

Time of Sale Prospectus

1. Preliminary Prospectus issued [*], 20[*]

2. Number of Firm Shares: [*]

3. Number of Additional Shares: [*]

4. Public Offering Price Per Share: $[*]

Sch. II-1

EXHIBIT A-1

FORM OF SELLING SHAREHOLDER LOCK-UP AGREEMENT

____________, 20__

Morgan Stanley & Co. LLC

Goldman Sachs & Co. LLC

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282-2198

Ladies and Gentlemen:

The undersigned understands that Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC, as representatives (the “Representatives”) of the several Underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with 1261229 B.C. Ltd., a limited company incorporated under the laws of the Province of British Columbia, as selling shareholder (the “Selling Shareholder”), and Bausch + Lomb Corporation, a Canada Business Corporations Act company to be continued under the laws of the Province of British Columbia (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters of an aggregate of [*] shares ((the “Shares”) of common shares (no par value) of the Company (the “Common Shares”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, and will not publicly disclose an intention to, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus (the “Restricted Period”) relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for Common Shares or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Common Shares except in compliance with the foregoing restrictions.

Ex. A-1

The undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging in any hedging or other transaction designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition of any Common Shares, or any securities convertible into or exercisable or exchangeable for Common Shares, even if any such sale or disposition transaction or transactions would be made or executed by or on behalf of someone other than the undersigned.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Common Shares without the prior written consent of the Representatives, as follows:

(i) as a result of the vesting, conversion, exercise, exchange, settlement or delivery of shares of Common Shares in connection with any options, stock appreciation rights, restricted stock units, performance units or other equity or equity-based awards, in each case, granted pursuant to any equity compensation, incentive compensation or employee benefit plan of the Company described in the final prospectus relating to the Public Offering (including the conversion of any equity-based awards in the form of securities of Bausch Health Companies Inc. into securities or equity-based awards of the Company), or in connection with one or more sales of shares of Common Shares to the Company, or “net-share settlement”, to satisfy any tax withholding obligations or exercise price applicable to any such options, stock appreciation rights, restricted stock units, performance units or other equity or equity-based awards; provided that no filing under Section 16 of the Exchange Act or under Canadian insider reporting requirements, reporting a reduction in beneficial ownership of shares of Common Shares, shall be made during the Restricted Period, unless such filing indicates in the footnotes thereto that the filing relates to the exercise of equity awards, that no shares were sold to the public by the reporting person and that the shares of Common Shares received upon exercise of such securities are subject to a lock-up agreement with the Representatives of the Public Offering; or

(ii) among the undersigned and/or any of its controlled affiliates as intercompany transfers to facilitate the Distribution (as such term is defined in the registration statement relating to the Public Offering under the caption “The Separation and the Distribution—The Distribution”) and transactions related thereto; or

Ex. A-2

(iii) pursuant to a bona fide third-party tender offer, take-over bid, merger, amalgamation, consolidation or other similar transaction made to all holders of the Company’s securities and approved by the board of directors involving a change of control of the Company (for purposes hereof, “change of control” shall mean the transfer (whether by tender offer, take-over bid, merger, amalgamation, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of shares of capital stock if, after such transaction, such person or group of affiliated persons would hold more than 50% of the outstanding voting securities of the Company (or the surviving entity)); provided that in the event that the tender offer, take-over bid, merger, amalgamation, consolidation or other such transaction is not completed, the undersigned’s Common Shares shall remain subject to the terms of this agreement.

The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned acknowledges and agrees that the Underwriters have not made any recommendation or provided any investment advice or other advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Shares, this Lock-Up Agreement or the subject matter hereof and the undersigned has consulted their own legal, accounting, financial, regulatory, tax and other advisors to the extent the undersigned has deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to you in connection with the Public Offering, the Underwriters are not making a recommendation to you to participate in the Public Offering or sell any Shares at the price determined in the Public Offering, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

This agreement shall automatically terminate upon the earliest of: (i) March 31, 2022, if the Public Offering shall not have occurred on or before that date (provided that the Company may, by written notice to the undersigned prior to such date, extend such date for an additional 30 days), (ii) the date that the Company advises the Representatives, in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Public Offering, (iii) the date that the Representatives, on behalf of the Underwriters, advise the Company, in writing, prior to the execution of the Underwriting Agreement, that they have determined not to proceed with the Public Offering, and (iv) termination of the Underwriting Agreement (other than the provisions thereof which survive termination) prior to the sale of any of the Common Shares to the Underwriters.

Ex. A-3

This agreement shall be governed by and construed in accordance with the laws of the State of New York.

[Signature Page Follows]

Very truly yours,

(Name)

(Address)

Ex. A-4

EXHIBIT A-2

FORM OF LOCK-UP AGREEMENT

____________, 20__

Morgan Stanley & Co. LLC

Goldman Sachs & Co. LLC

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282-2198

Ladies and Gentlemen:

The undersigned understands that Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC, as representatives (the “Representatives”) of the several Underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with 261229 B.C. Ltd., a limited company incorporated under the laws of the Province of British Columbia, as selling shareholder (the “Selling Shareholder”), and Bausch + Lomb Corporation, a Canada Business Corporations Act company to be continued under the laws of the Province of British Columbia (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters of an aggregate of [*] shares ((the “Shares”) of common shares (no par value) of the Company (the “Common Shares”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, and will not publicly disclose an intention to, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus (the “Restricted Period”) relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for Common Shares or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise.

Ex. A-5

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Common Shares without the prior written consent of the Representatives in the following cases:

(a) transactions relating to Common Shares or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Exchange Act or under Canadian insider reporting requirements shall be required or shall be voluntarily made in connection with subsequent sales of Common Shares or other securities acquired in such open market transactions;

(b) transfers of Common Shares or any security convertible into Common Shares as a bona fide gift, provided that (i) each donee or distributee shall sign and deliver a lock-up agreement substantially in the form of this agreement and (ii) no filing under Section 16(a) of the Exchange Act or under Canadian insider reporting requirements, reporting a reduction in beneficial ownership of Common Shares, shall be required or shall be voluntarily made during the Restricted Period;

(c) any Common Shares obtained as a result of the vesting, conversion, exercise, exchange, settlement or delivery of shares of Common Shares in connection with any options, stock appreciation rights, restricted stock units, performance units or other equity or equity-based awards, in each case, granted pursuant to any equity compensation, incentive compensation or employee benefit plan of the Company described in the final prospectus relating to the Public Offering (including the conversion of any equity-based awards in the form of securities of Bausch Health Companies Inc. into securities or equity-based awards of the Company), or in connection with one or more sales of shares of Common Shares to the Company, or “net-share settlement”, to satisfy any tax withholding obligations or exercise price applicable to any such options, stock appreciation rights, restricted stock units, performance units or other equity or equity-based awards; provided that (i) any shares of Common Shares received upon such vesting, conversion, exercise, exchange, settlement or delivery of shares shall be subject to all of the restrictions set forth in this agreement and (ii) no filing under Section 16 of the Exchange Act or under Canadian insider reporting requirements, reporting a reduction in beneficial ownership of shares of Common Shares, shall be made during the Restricted Period, unless such filing indicates in the footnotes thereto that the filing relates to the exercise of equity awards, that no shares were sold to the public by the reporting person and that the shares of Common Shares received upon exercise of such securities are subject to a lock-up agreement with the Representatives of the Public Offering;

(d) transfers to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); provided that (i) the trustee of the trust agrees to be bound in writing by the restrictions set forth herein and (ii) no filing under Section 16(a) of the Exchange Act or under Canadian insider reporting requirements, reporting a reduction in beneficial ownership of Common Shares, shall be required or shall be voluntarily made during the Restricted Period;

Ex. A-6

(e) transfers of Common Shares to a corporation, partnership, limited liability company, investment fund or other entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the undersigned, or is wholly-owned by the undersigned and/or by members of the immediate family of the undersigned, or, in the case of an investment fund, that is managed by, or is under common management with, the undersigned (including, for the avoidance of doubt, a fund managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company as the undersigned or who shares a common investment advisor with the undersigned); provided that (i) the transferee agrees to be bound in writing by the restrictions set forth herein and (ii) no filing under Section 16(a) of the Exchange Act or under Canadian insider reporting requirements, reporting a reduction in beneficial ownership of Common Shares, shall be required or shall be voluntarily made during the Restricted Period;

(f) transfers of Common Shares pursuant to an order of a court or regulatory agency or to comply with any regulations related to the undersigned’s ownership of Common Shares; provided that, in the case of any transfer pursuant to this clause, any filing under Section 16(a) of the Exchange Act or under Canadian insider reporting requirements, reporting a reduction in beneficial ownership of shares of Common Shares, shall state that such transfer is pursuant to an order of a court or regulatory agency or to comply with any regulations related to the ownership of Common Shares, unless such a statement would be prohibited by any applicable law, regulation or order of a court or regulatory authority;

(g) pursuant to a will or other testamentary documents or applicable laws of descent, or otherwise by way of testate or intestate succession; provided that (i) the transferee agrees to be bound in writing by the restrictions set forth herein and (ii) any filing under Section 16(a) of the Exchange Act or under Canadian insider reporting requirements, reporting a reduction in beneficial ownership of shares of Common Shares, shall state that such transfer is pursuant to a will or other testamentary documents or applicable laws of descent, or otherwise by way of testate or intestate succession;

(h) pursuant to a qualified domestic order or in connection with a divorce settlement; provided that (i) the transferee agrees to be bound in writing by the restrictions set forth herein and (ii) any filing under Section 16(a) of the Exchange Act or under Canadian insider reporting requirements, reporting a reduction in beneficial ownership of shares of Common Shares, shall state that such transfer is pursuant to a qualified domestic order or in connection with a divorce settlement;

(i) pursuant to a bona fide third-party tender offer, take-over bid, merger, amalgamation, consolidation or other similar transaction made to all holders of the Company’s securities and approved by the board of directors involving a change of control of the Company (for purposes hereof, “change of control” shall mean the transfer (whether by tender offer, take-over bid, merger, amalgamation, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or

Ex. A-7

group of affiliated persons, of shares of capital stock if, after such transaction, such person or group of affiliated persons would hold more than 50% of the outstanding voting securities of the Company (or the surviving entity)); provided that in the event that the tender offer, take-over bid, merger, amalgamation, consolidation or other such transaction is not completed, the undersigned’s Common Shares shall remain subject to the terms of this agreement;

(j) distributions of Common Shares or any security convertible into Common Shares to limited partners or stockholders of the undersigned, provided that (i) each donee or distributee shall sign and deliver a lock-up agreement substantially in the form of this agreement and (ii) no filing under Section 16(a) of the Exchange Act or under Canadian insider reporting requirements, reporting a reduction in beneficial ownership of Common Shares, shall be required or shall be voluntarily made during the Restricted Period; or

(k) the establishment of a trading plan on behalf of a shareholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act or applicable Canadian securities laws for the transfer of Common Shares, provided that (i) such plan does not provide for the transfer of Common Shares during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act or applicable Canadian securities laws, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Shares may be made under such plan during the Restricted Period.

Notwithstanding anything to the contrary, with respect to clauses (b), (d), (e) and (f) above, any such transfer shall not involve a disposition for value.

In addition, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any Common Shares or any security convertible into or exercisable or exchangeable for Common Shares. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Common Shares except in compliance with the foregoing restrictions.

[If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing restrictions shall be equally applicable to any issuer-directed Shares the undersigned may purchase in the Public Offering.]1

[If the undersigned is an officer or director of the Company, (i) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Common Shares, the Representatives will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the

[1]	Insert if the undersigned is an executive officer or director of the Company.

Ex. A-8

impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration or to an immediate family member as defined in FINRA Rule 5130(i)(5) and (b) the transferee has agreed in writing to be bound by the same terms described in this agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.2]

The undersigned acknowledges and agrees that, except as otherwise provided herein, the foregoing precludes the undersigned from engaging in any hedging or other transaction designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition of any Common Shares, or any securities convertible into or exercisable or exchangeable for Common Shares, even if any such sale or disposition transaction or transactions would be made or executed by or on behalf of someone other than the undersigned.

The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned acknowledges and agrees that the Underwriters have not made any recommendation or provided any investment advice or other advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Shares, this Lock-Up Agreement or the subject matter hereof and the undersigned has consulted their own legal, accounting, financial, regulatory, tax and other advisors to the extent the undersigned has deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to you in connection with the Public Offering, the Underwriters are not making a recommendation to you to participate in the Public Offering or sell any Shares at the price determined in the Public Offering, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

In addition, the undersigned may, without the prior written consent of the Representatives, (i) file or cause the Company to file any proxy statement or registration statement with the Securities and Exchange Commission and/or applicable Canadian securities regulators as is reasonably necessary to effect a Distribution (as such term is defined in the registration statement relating to the Public Offering under the caption “The Separation and the Distribution—The Distribution”) at any time and make offers thereunder and (ii) transfer any Common Shares to effect such Distribution; provided, however, that any transfer to effect such Distribution must occur on or after the date that is 180 days from date of the Underwriting Agreement.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

This agreement shall automatically terminate upon the earliest of: (i) March 31, 2022, if the Public Offering shall not have occurred on or before that date (provided that the Company may, by written notice to the undersigned prior to such date, extend such

[2]	Insert if the undersigned is an executive officer or director of the Company.

Ex. A-9

date for an additional 30 days), (ii) the date that the Company advises the Representatives, in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Public Offering, (iii) the date that the Representatives, on behalf of the Underwriters, advise the Company, in writing, prior to the execution of the Underwriting Agreement, that they have determined not to proceed with the Public Offering, and (iv) termination of the Underwriting Agreement (other than the provisions thereof which survive termination) prior to the sale of any of the Common Shares to the Underwriters.

This agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

(Name)

(Address)

Ex. A-10

EXHIBIT B

FORM OF WAIVER OF LOCK-UP

_____________, 20__

Morgan Stanley & Co. LLC

Goldman Sachs & Co. LLC

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282-2198

Dear Mr./Ms. [Name]:

This letter is being delivered to Morgan Stanley & Co. LLC (“Morgan Stanley”) and Goldman Sachs & Co. LLC (“Goldman”) as representatives of the Underwriters (the “Representatives”) in connection with the sale by 261229 B.C. Ltd., a limited company incorporated under the laws of the Province of British Columbia, a shareholder (the “Selling Shareholder”) of Bausch + Lomb Corporation, a corporation continued under the laws of the Province of British Columbia (the “Company”) of [*] common shares (the “Common Shares”), of the Company and the lock-up agreement dated [*], 20[*] (the “Lock-up Agreement”), executed by you in connection with such offering, and your request for a [waiver] [release] dated [*], 20[*], with respect to [*] Common Shares (the “Shares”).

The Representatives hereby agree to [waive] [release] the transfer restrictions set forth in the Lock-up Agreement, but only with respect to the Shares, effective [*], 20[*]; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release through a major news service or other method permitted by applicable laws and regulations at least two business days before effectiveness of such [waiver] [release]. This letter will serve as notice to the Company of the impending [waiver] [release].

Except as expressly [waived] [released] hereby, the Lock-up Agreement shall remain in full force and effect.

Ex. B-1

Very truly yours,

Morgan Stanley & Co. LLC

Goldman Sachs & Co. LLC

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto

By:	Morgan Stanley & Co. LLC

By:
Name:
Title:

By:	Goldman Sachs & Co. LLC

By:
Name:
Title:

cc: Company

Ex. B-2

FORM OF PRESS RELEASE

Bausch + Lomb Corporation

[Date]

Bausch + Lomb Corporation (the “Company”) announced today that Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC, the lead book-running managers in the recent public sale by 1261229 B.C. Ltd. of [*] shares of the Company’s common shares is [waiving][releasing] a lock-up restriction with respect to [*] shares of the Company’s common shares held by [certain officers or directors] [an officer or director] of the Company. The [waiver][release] will take effect on [*], 20[*], and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended

Ex. B-3